UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On
this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer
information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the
Fund’s consumer privacy policy, and may be amended at any time.
We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE
ENVIRONMENT. The Fund maintains physical, electronic and
procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER
TO SERVICE AND ADMINISTER YOUR ACCOUNT.
The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC
PERSONAL INFORMATION WITH ANYONE, EXCEPT
AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Additional Information
45	Important Tax Information
45	Proxy Results
46	Information About the Renewal of the Fund’s Management Agreement
51	Board Members Information
53	Officers of the Fund
57	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2014, through March 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

High yield bonds generally experienced heightened levels of volatility during the reporting period, especially over the second half of 2014. Developments in global markets — including plummeting oil prices and ongoing economic concerns in Europe, Japan, and China — sparked a flight to quality among investors. Many investors turned toward U.S. Treasury securities and other traditional safe havens, putting downward pressure on prices of riskier corporate-backed bonds despite the sound underlying business fundamentals of most U.S. companies. This trend began to reverse over the first quarter of 2015, enabling high yield bonds to produce mildly positive absolute returns over the reporting overall.

We remain optimistic regarding the long-term outlook for the U.S. economy generally, and the high yield asset class in particular.We believe the domestic economic recovery has continued at a sustainable pace, energy prices appear to have stabilized, and aggressively accommodative monetary policies from the world’s major central banks seem likely to address global economic weakness. Meanwhile, corporate earnings and balance sheets have remained healthy, and high yield default rates have stayed low. As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2014, through March 31, 2015, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2015, Dreyfus High Yield Strategies Fund produced a total return of 2.38% (on a net asset value basis) and provided aggregate income dividends of $0.360 per share.1 In comparison, the BofA Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 2.06% for the same period.2

A sustained U.S. economic recovery persisted throughout the reporting period, but economic and geopolitical turmoil in overseas markets sparked a “flight to quality” during the fall of 2014. Investors shifted their focus to traditional safe havens, creating selling pressure in the high yield bond market.The fund outperformed its benchmark, mainly due to the success of our asset allocation and security selection strategies.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

“Flight to Quality” Influenced Market Performance

By the start of the reporting period, renewed global economic concerns had caused yields of long-term U.S.Treasury securities to moderate from multi-year highs, and the Federal Reserve Board added a note of caution by making clear that short-term interest rates were likely to remain near historically low levels until domestic data improved further. Nonetheless, the U.S. economy continued to recover during the second quarter of 2014, as labor markets strengthened, manufacturing activity intensified, and corporate earnings grew. While long-term interest rates typically rise during economic rebounds, robust investor demand for a relatively limited sup-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ply of U.S. Treasury securities kept rates low. Demand was especially strong from global investors seeking more competitive yields than were available from high-quality sovereign bonds in Europe and Japan.

High yield bonds fared relatively well in this environment as underlying credit fundamentals improved and income-oriented investors felt more comfortable reaching for higher yields from lower-rated bonds. However, high yield market sentiment changed markedly during the fall.The U.S. economy continued to gain momentum during the third quarter of 2014, but persistent economic weakness in Europe and Japan caused investors to shift to a more defensive posture during the fourth quarter. Assets flowed away from riskier assets toward higher quality investments, putting downward pressure on high yield bond prices.The flight to quality intensified when prices of oil and other commodities plummeted, especially hurting high yield bond prices in the energy sector.

The market downturn proved relatively short-lived. High yield bond prices bounced back over the first quarter of 2015 as global economic concerns eased, enabling the Index to end the reporting period in positive territory.

Allocation and Selection Strategies Buoyed Fund Results

Our sector allocation strategy worked well during the reporting period, helping to support the fund’s performance compared to its benchmark. Overweighted exposure to the paper-and-packaging industry group and an underweighted position in the energy and metals-and-mining segments proved especially effective. Our security selection strategy also added value, mainly due to strong results from individual securities in the metals-and-mining, gaming, and information technology industry groups.

Strength in these areas was offset to a degree by shortfalls in other strategies. Most notably, our emphasis on bonds generating high levels of current income led us to higher coupon securities with relative short durations, which tend to be less sensitive to changes in interest rates. This positioning prevented the fund from participating more fully in the benefits of falling long-term interest rates.An underweighted position and disappointing security selections in the utilities sector also dampened the fund’s relative results to a degree.

Maintaining a Constructive Investment Posture

The U.S. economic recovery has continued despite global headwinds, fostering an environment that we expect to remain supportive of companies with leveraged capital structures. Although some high yield issuers remain vulnerable to low energy and commodity prices, many others appear poised to prosper in the recovering economy. In addition, corporate balance sheets generally have remained healthy, and high yield default rates have stayed near historically low levels.

In this environment, our longstanding, bottom-up security selection process has identified a number of opportunities meeting our investment criteria among high yield bonds in the “single-B” and “triple-C” credit-rating categories. From a market sector perspective, the fund ended the reporting period with overweighted exposure to bonds backed by paper-and-packaging companies and underweighted positions in the energy and metals-and-mining industries.

April 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation during the period. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On
September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained Index was renamed the BofA
Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are
capitalization-weighted.Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.
On July 23, 2014, the Board of Trustees of the fund approved a revised Investment Management and
Administration Agreement between the fund and The Dreyfus Corporation, the fund’s investment adviser
(“Dreyfus”), to reflect a reduction to the investment management and administration fee of the fund, effective August
1, 2014.The investment management and administration fee had been computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and, effective August 1, 2014, the investment management and administration fee is computed at the annual rate of .75% of the value of the fund’s Managed
Assets. Dreyfus had been waiving receipt of a portion of the fund’s investment management and administration fee in the amount of .15% of the Managed Assets but, in light of the reduction of the investment management and administration fee, that waiver was terminated, effective August 1, 2014.

The Fund 5

SELECTED INFORMATION

March 31, 2015 (Unaudited)

Market Price per share March 31, 2015	$3.65
Shares Outstanding March 31, 2015	72,642,245
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended March 31, 2015
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2014	2014	2014	2015
High	$4.35	$4.33	$4.06	$3.74
Low	4.21	3.66	3.44	3.56
Close	4.34	3.70	3.61	3.65

PERCENTAGE GAIN (LOSS) based on change in Market Price†

April 29, 1998 (commencement of operations) through March 31, 2015	78.64%
April 1, 2005 through March 31, 2015	133.11
April 1, 2010 through March 31, 2015	43.05
April 1, 2014 through March 31, 2015	(4.51)
July 1, 2014 through March 31, 2015	(9.93)
October 1, 2014 through March 31, 2015	3.28
January 1, 2015 through March 31, 2015	2.71

NET ASSET VALUE PER SHARE

April 29, 1998 (commencement of operations)	$15.00
March 31, 2014	4.11
June 30, 2014	4.12
September 30, 2014	3.92
December 31, 2014	3.77
March 31, 2015	3.84

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†

April 29, 1998 (commencement of operations) through March 31, 2015	87.87%
April 1, 2005 through March 31, 2015	130.98
April 1, 2010 through March 31, 2015	60.03
April 1, 2014 through March 31, 2015	2.38
July 1, 2014 through March 31, 2015	(0.22)
October 1, 2014 through March 31, 2015	2.52
January 1, 2015 through March 31, 2015	3.43

†	With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2015

		Coupon	Maturity	Principal
Bonds and Notes—136.2%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—8.3%
AMC Entertaiment,
Gtd. Notes		9.75	12/1/20	3,715,000	[b]	4,081,856
Boyd Gaming,
Gtd. Notes		9.00	7/1/20	1,430,000	[b]	1,547,975
Cleopatra Finance,
Sr. Scd. Notes		6.25	2/15/22	2,370,000	[b,c]	2,322,600
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	740,000	[b]	835,275
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,370,000	[b]	2,636,625
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,940,000	[b]	4,767,400
Pinnacle Entertainment,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,796,700
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,156,594
Scientific Games International,
Gtd. Notes		10.00	12/1/22	4,225,000	[b,c]	3,971,500
						23,116,525
Consumer Discretionary—21.3%
Accudyne Industries,
Gtd. Notes		7.75	12/15/20	1,340,000	[b,c]	1,202,650
AMC Networks,
Gtd. Notes		7.75	7/15/21	1,215,000	[b]	1,324,350
Cablevision Systems,
Sr. Unscd. Notes		8.00	4/15/20	555,000	[b]	629,925
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	2,675,000	[b]	3,016,062
CCO Holdings,
Gtd. Notes		6.63	1/31/22	1,445,000	[b]	1,549,762
CCO Holdings,
Gtd. Notes		8.13	4/30/20	1,350,000	[b]	1,414,125
Chrysler Group,
Scd. Notes		8.25	6/15/21	3,660,000	[b]	4,077,643
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	195,000		215,963
Clear Channel Worldwide
Holdings,
Gtd. Notes, Ser. B		7.63	3/15/20	3,475,000	[b]	3,674,812

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
CSC Holdings,
Sr. Unscd. Notes	7.63	7/15/18	1,000,000	[b]	1,131,250
Cumulus Media Holdings,
Gtd. Notes	7.75	5/1/19	1,765,000	[b]	1,736,319
DriveTime Automotive Group,
Sr. Scd. Notes	8.00	6/1/21	1,185,000	[b,c]	1,134,637
Family Tree Escrow,
Sr. Scd. Notes	5.75	3/1/23	1,360,000	[b,c]	1,438,200
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	2,785,000	[b]	2,889,437
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	1,450,000	[b]	1,540,625
Gray Television,
Gtd. Notes	7.50	10/1/20	975,000	[b]	1,031,062
Hillman Group,
Sr. Unscd. Notes	6.38	7/15/22	1,265,000	[b,c]	1,271,325
iHeartCommunications,
Sr. Scd. Notes	9.00	12/15/19	1,865,000	[b]	1,853,344
iHeartCommunications,
Sr. Scd. Notes	9.00	3/1/21	675,000	[b]	648,844
iHeartCommunications,
Gtd. Notes	14.00	2/1/21	1,108,645		885,530
MPG Holding Company,
Gtd. Notes	7.38	10/15/22	1,730,000	[b,c]	1,857,588
Neiman Marcus Group,
Gtd. Notes	8.00	10/15/21	970,000	[b,c]	1,033,050
Neiman Marcus Group,
Gtd. Notes	8.75	10/15/21	965,000	[b,c]	1,027,725
New Look Bondco I,
Sr. Scd. Notes	8.38	5/14/18	995,000	[b,c]	1,042,262
Nexstar Broadcasting,
Gtd. Notes	6.88	11/15/20	1,615,000	[b]	1,711,900
RCN Telecom Services,
Sr. Unscd. Notes	8.50	8/15/20	1,705,000	[b,c]	1,815,825
Rite Aid,
Gtd. Notes	6.75	6/15/21	1,860,000	[b]	1,987,875
Schaeffler Finance,
Sr. Scd. Notes	4.75	5/15/23	480,000	[c]	486,000
Schaeffler Finance,
Sr. Scd. Notes	7.75	2/15/17	390,000	[b,c]	437,775

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Schaeffler Holding Finance,
Sr. Scd. Notes		6.75	11/15/22	610,000	[b,c]	661,850
Shea Homes Funding,
Sr. Unscd. Notes		5.88	4/1/23	685,000	[b,c]	700,413
Shea Homes Funding,
Sr. Unscd. Notes		6.13	4/1/25	490,000	[b,c]	496,125
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,323,688
StoneMor Partners,
Gtd. Bonds		7.88	6/1/21	1,540,000	[b]	1,624,700
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	430,000	[b,c]	457,950
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	2,305,000	[b,c]	2,454,825
Townsquare Radio,
Gtd. Notes		9.00	4/1/19	2,485,000	[b,c]	2,651,768
Wave Holdco,
Sr. Unscd. Notes		8.25	7/15/19	1,125,000	[b,c]	1,157,344
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	2,585,000	[b]	2,811,188
						59,405,716
Consumer Staples—3.0%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	1,890,000	[b,c]	2,036,475
Bakkavor Finance 2,
Sr. Scd. Notes	GBP	8.75	6/15/20	975,000		1,590,939
Pinnacle Operating,
Scd. Notes		9.00	11/15/20	985,000	[b,c]	997,313
Post Holdings,
Gtd. Notes		7.38	2/15/22	2,035,000	[b]	2,111,313
RSI Home Products,
Scd. Notes		6.50	3/15/23	1,460,000	[b,c]	1,492,850
						8,228,890
Energy—7.4%
Bonanza Creek Energy,
Gtd. Notes		6.75	4/15/21	1,985,000	[b]	1,940,337
Carrizo Oil & Gas,
Gtd. Notes		7.50	9/15/20	1,920,000	[b]	1,982,400
Crestwood Midstream Partners,
Gtd. Notes		6.25	4/1/23	710,000	[b,c]	718,875

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Diamondback Energy,
Gtd. Notes		7.63	10/1/21	1,755,000	[b]	1,855,912
EP Energy Finance,
Gtd.Notes		9.38	5/1/20	2,200,000	[b]	2,315,500
Forum Energy Technologies,
Gtd. Notes		6.25	10/1/21	1,465,000	[b]	1,380,762
Halcon Resources,
Gtd. Notes		9.75	7/15/20	2,820,000	[b]	2,002,200
Jones Energy Holdings,
Gtd. Notes		6.75	4/1/22	1,125,000	[b]	1,057,500
Laredo Petroleum,
Gtd. Notes		9.50	2/15/19	2,000,000	[b]	2,095,000
Murray Energy,
Scd. Notes		8.63	6/15/21	1,250,000	[b,c]	1,312,500
Newfield Exploration,
Sr. Sub. Notes		6.88	2/1/20	790,000	[b]	818,006
Northern Oil and Gas,
Sr. Unscd. Notes		8.00	6/1/20	1,955,000	[b]	1,744,838
Sanchez Energy,
Gtd. Notes		6.13	1/15/23	205,000	[b]	185,269
Sanchez Energy,
Gtd. Notes		7.75	6/15/21	1,410,000	[b]	1,374,750
						20,783,849
Financial—16.4%
Ahern Rentals,
Scd. Notes		9.50	6/15/18	1,950,000	[b,c]	2,074,312
Aircastle,
Sr. Unscd. Notes		5.50	2/15/22	475,000	[b]	506,469
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,630,000	[b]	2,043,612
Argos Merger Sub,
Sr. Unscd. Notes		7.13	3/15/23	2,645,000	[b,c]	2,747,494
Ashton Woods USA/Finance,
Sr. Unscd. Notes		6.88	2/15/21	1,915,000	[b,c]	1,747,437
Cabot Financial,
Sr. Scd. Notes		8.38	8/1/20	1,000,000		1,521,398
Consolidated Energy Finance,
Gtd. Notes		6.75	10/15/19	1,446,000	[b,c]	1,464,075
Deutsche Bank,
Jr. Sub. Notes	GBP	7.13	5/30/49	700,000	[d]	1,041,361

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Hub Holdings,
Sr. Unscd. Notes		8.13	7/15/19	1,915,000	[b,c]	1,910,212
HUB International,
Sr. Unscd. Notes		7.88	10/1/21	1,175,000	[b,c]	1,207,312
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,897,900
International Lease Finance,
Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,595,419
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,896,938
Jurassic Holdings III,
Scd. Notes		6.88	2/15/21	2,275,000	[b,c]	1,990,625
KCG Holdings,
Sr. Scd. Notes		6.88	3/15/20	1,175,000	[b,c]	1,149,150
Lloyds Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	4,074,273
Lloyds Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	878,393
Lloyds Banking Group,
Jr. Sub. Notes		6.66	1/29/49	820,000	[c,d]	936,850
Lloyds Banking Group,
Jr. Sub. Bonds		7.50	4/30/49	1,022,000	[d]	1,088,430
Lowell Group,
Sr. Scd. Notes	GBP	10.75	4/1/19	450,000		727,604
Navient,
Sr. Unscd. Notes		8.00	3/25/20	940,000	[b]	1,045,844
Navient,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	2,975,938
Provident Funding Associates,
Gtd. Notes		6.75	6/15/21	1,205,000	[b,c]	1,153,788
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	1,530,000	[d]	1,728,794
USI,
Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,425,650
York Risk Services Holding,
Gtd. Notes		8.50	10/1/22	1,930,000	[b,c]	1,831,088
						45,660,366
Health Care—14.2%
Auris Luxembourg II,
Sr. Unscd. Bonds	EUR	8.00	1/15/23	530,000	[c]	618,354

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
Auris Luxembourg II,
Sr. Unscd. Bonds	EUR	8.00	1/15/23	1,165,000		1,359,213
Capsugel,
Sr. Unscd. Notes		7.00	5/15/19	1,775,000	[b,c]	1,807,172
CHS/Community Health Systems,
Gtd. Notes		6.88	2/1/22	1,675,000	[b]	1,798,531
CHS/Community Health Systems,
Gtd. Notes		8.00	11/15/19	1,900,000	[b]	2,023,500
ConvaTec Finance International,
Sr. Unscd. Notes		8.25	1/15/19	1,615,000	[b,c]	1,636,197
HCA,
Gtd. Notes		7.50	2/15/22	5,470,000	[b]	6,393,062
IASIS Healthcare,
Gtd. Notes		8.38	5/15/19	1,405,000	[b]	1,464,713
Kindred Healthcare,
Gtd. Notes		6.38	4/15/22	1,120,000	[b]	1,135,400
Kindred Healthcare,
Gtd. Notes		8.75	1/15/23	2,975,000	[b,c]	3,272,500
Physio-Control International,
Sr. Scd. Notes		9.88	1/15/19	1,971,000	[b,c]	2,104,043
STHI Holding,
Scd. Notes		8.00	3/15/18	1,940,000	[b,c]	2,015,175
Surgical Care Affiliates,
Gtd. Notes		6.00	4/1/23	1,235,000	[b,c]	1,250,438
Tenet Healthcare,
Sr. Unscd. Notes		8.13	4/1/22	5,355,000	[b]	5,917,275
United Surgical Partners
International, Gtd. Notes		9.00	4/1/20	2,130,000	[b]	2,297,738
Valeant Pharmaceuticals
International, Gtd. Notes		5.50	3/1/23	395,000	[b,c]	399,938
Valeant Pharmaceuticals
International, Gtd. Notes		6.75	8/15/21	1,105,000	[b,c]	1,158,869
Valeant Pharmaceuticals
International, Gtd. Notes		7.50	7/15/21	2,050,000	[b,c]	2,224,886
VRX Escrow,
Sr. Unscd. Notes		6.13	4/15/25	880,000	[b,c]	913,000
						39,790,004

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial—18.2%
AA Bond,
Scd. Notes	GBP	9.50	7/31/19	490,000		808,635
Abengoa Finance,
Gtd. Notes	EUR	8.88	2/5/18	2,585,000		2,894,165
Acosta,
Sr. Unscd. Notes		7.75	10/1/22	2,735,000	[b,c]	2,834,144
ADS Waste Holdings,
Gtd. Notes		8.25	10/1/20	2,930,000	[b]	3,076,500
Algeco Scotsman
Global Finance,
Sr. Scd. Notes		8.50	10/15/18	1,150,000	[b,c]	1,145,687
Algeco Scotsman
Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	610,000		655,900
Algeco Scotsman
Global Finance,
Gtd. Notes		10.75	10/15/19	1,625,000	[b,c]	1,340,625
Cemex Espana,
Sr. Scd. Notes		9.88	4/30/19	725,000	[c]	810,187
Cemex,
Sr. Scd. Notes		9.50	6/15/18	1,795,000	[c]	1,999,630
Galapagos Holding,
Sr. Scd. Notes	EUR	7.00	6/15/22	700,000	[c]	728,210
Gardner Denver,
Sr. Unscd. Notes		6.88	8/15/21	1,910,000	[b,c]	1,728,550
Gates Global,
Gtd. Notes		6.00	7/15/22	1,855,000	[b,c]	1,759,931
HD Supply,
Gtd. Notes		11.50	7/15/20	2,250,000	[b]	2,612,812
Interline Brands,
Sr. Unscd. Notes		10.00	11/15/18	1,890,000	[b]	1,989,225
JLL/Delta Dutch Newco,
Sr. Unscd. Notes		7.50	2/1/22	1,990,000	[b,c]	2,077,063
Manitowoc,
Gtd. Notes		8.50	11/1/20	3,100,000	[b]	3,332,500
Marquette Transportation Finance,
Scd. Notes		10.88	1/15/17	2,775,000	[b]	2,875,594

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Mobile Mini,
Gtd. Notes	7.88	12/1/20	945,000	[b]	1,001,700
Navios Maritime Acquisition,
Sr. Scd. Notes	8.13	11/15/21	1,690,000	[b,c]	1,706,900
Navios Maritime Holdings Finance,
Sr. Scd. Notes	7.38	1/15/22	690,000	[b,c]	646,875
Navios South American Logistics,
Gtd. Notes	7.25	5/1/22	1,725,000	[b,c]	1,679,719
Nortek,
Gtd. Notes	8.50	4/15/21	1,570,000	[b]	1,687,750
Nortek,
Gtd. Notes	10.00	12/1/18	275,000	[b]	291,775
Reliance Intermediate Holdings,
Sr. Scd. Notes	6.50	4/1/23	1,508,000	[b,c]	1,547,585
ServiceMaster,
Gtd. Notes	7.00	8/15/20	659,000	[b]	703,483
ServiceMaster,
Gtd. Notes	8.00	2/15/20	913,000	[b]	967,780
TransDigm,
Gtd. Notes	6.50	7/15/24	1,700,000	[b]	1,717,000
TransUnion Holding,
Sr. Unscd. Notes	9.63	6/15/18	1,915,000	[b]	1,937,741
United Rentals North America,
Gtd. Notes	5.50	7/15/25	970,000	[b]	990,613
United Rentals North America,
Gtd. Notes	8.38	9/15/20	1,900,000	[b]	2,043,545
Zachry Holdings,
Sr. Unscd. Notes	7.50	2/1/20	1,335,000	[b,c]	1,274,925
					50,866,749
Information Technology—7.7%
Alcatel-Lucent USA,
Gtd. Notes	6.75	11/15/20	805,000	[b,c]	861,350
Amkor Technology,
Sr. Unscd. Notes	6.38	10/1/22	630,000	[b]	652,050
CDW Finance,
Gtd. Notes	8.50	4/1/19	1,486,000	[b]	1,549,155
Eagle Midco,
Sr. Unscd. Notes	9.00	6/15/18	455,000	[b,c]	465,237

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Information Technology (continued)
Epicor Software,
Gtd. Notes		8.63	5/1/19	2,565,000	[b]	2,693,250
First Data,
Scd. Notes		8.25	1/15/21	1,636,000	[b,c]	1,758,700
First Data,
Gtd. Notes		10.63	6/15/21	145,000	[b]	165,662
First Data,
Gtd. Notes		11.75	8/15/21	4,782,000	[b]	5,553,097
Infor Software Parent,
Gtd. Notes		7.13	5/1/21	1,280,000	[b,c]	1,272,397
Infor US,
Gtd. Notes		9.38	4/1/19	2,675,000	[b]	2,871,746
Project Homestake Merger,
Gtd. Notes		8.88	3/1/23	1,345,000	[b,c]	1,351,725
Sophia,
Gtd. Notes		9.75	1/15/19	1,553,000	[b,c]	1,671,416
Sophia Holding Finance,
Gtd. Notes		9.63	12/1/18	760,000	[b,c]	770,450
						21,636,235
Materials—15.5%
ArcelorMittal,
Sr. Unscd. Bonds		10.60	6/1/19	3,323,000	[b,d]	4,076,906
Ardagh Finance Holdings,
Sr. Unscd. Notes		8.63	6/15/19	2,103,344	[b,c]	2,201,949
Ardagh Packaging Finance,
Gtd. Notes		9.13	10/15/20	2,000,000	[b,c]	2,140,000
Ardagh Packaging Finance,
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		1,878,320
Axalta Coating Systems/Dutch,
Gtd. Notes		7.38	5/1/21	2,625,000	[b,c]	2,835,000
BWAY Holding,
Sr. Unscd. Notes		9.13	8/15/21	4,745,000	[b,c]	4,958,525
Eco Services,
Sr. Unscd. Notes		8.50	11/1/22	720,000	[b,c]	730,800
Edgen Murray,
Sr. Scd. Notes		8.75	11/1/20	1,109,000	[b,c]	1,210,196
FMG Resources (August 2006),
Gtd. Notes		8.25	11/1/19	2,030,000	[b,c]	1,753,412

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Global Brass & Copper,
Sr. Scd. Notes	9.50	6/1/19	1,655,000	[b]	1,783,262
Hexion U.S. Finance,
Sr. Scd. Notes	6.63	4/15/20	190,000	[b]	174,800
Hexion U.S. Finance,
Sr. Scd. Notes	8.88	2/1/18	1,160,000	[b]	1,026,600
Hexion U.S. Finance,
Scd. Notes	9.00	11/15/20	825,000	[b]	585,750
Huntsman International,
Gtd. Notes	8.63	3/15/21	1,515,000	[b]	1,628,625
INEOS Finance,
Sr. Scd. Notes	7.50	5/1/20	305,000	[b,c]	322,919
INEOS Finance,
Sr. Scd. Notes	8.38	2/15/19	2,075,000	[b,c]	2,208,734
Mercer International,
Gtd. Notes	7.75	12/1/22	1,270,000	[b]	1,352,550
Ply Gem Industries,
Sr. Unscd. Notes	6.50	2/1/22	435,000	[b]	415,425
Reynolds Group,
Gtd. Notes	9.88	8/15/19	2,765,000	[b]	2,972,375
Ryerson,
Sr. Scd. Notes	9.00	10/15/17	1,970,000	[b]	1,994,625
Sappi Papier Holding,
Sr. Scd. Notes	7.75	7/15/17	730,000	[b,c]	795,700
Sappi Papier Holding,
Sr. Scd. Notes	8.38	6/15/19	1,910,000	[b,c]	2,062,800
Sealed Air,
Gtd. Notes	8.38	9/15/21	1,030,000	[b,c]	1,163,900
Signode Industrial Group,
Sr. Unscd. Notes	6.38	5/1/22	1,700,000	[b,c]	1,697,875
TPC Group,
Sr. Scd. Notes	8.75	12/15/20	1,285,000	[b,c]	1,182,200
					43,153,248
Telecommunications—20.2%
Alcatel-Lucent USA,
Sr. Unscd. Debs	6.45	3/15/29	2,295,000		2,329,425
Altice,
Gtd. Notes	7.63	2/15/25	200,000	[b,c]	201,375

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Altice,
Gtd. Notes	7.75	5/15/22	2,330,000	[b,c]	2,375,144
Altice Financing,
Sr. Scd. Notes	6.63	2/15/23	905,000	[b,c]	936,675
Altice Finco,
Gtd. Notes	7.63	2/15/25	210,000	[b,c]	216,300
Altice Finco,
Sr. Scd. Notes	8.13	1/15/24	1,150,000	[b,c]	1,222,594
Altice Finco,
Sr. Scd. Notes	9.88	12/15/20	1,100,000	[b,c]	1,223,750
CenturyLink,
Sr. Unscd. Notes, Ser. W	6.75	12/1/23	2,900,000	[b]	3,204,500
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	1,025,000	[b]	1,095,469
CommScope Holdings,
Sr. Unscd. Notes	6.63	6/1/20	1,030,000	[b,c]	1,060,900
CPI International,
Gtd. Notes	8.75	2/15/18	1,355,000	[b,d]	1,393,956
Digicel Group,
Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[c]	1,307,437
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	2,475,000	[c]	2,491,087
DISH DBS,
Gtd. Notes	6.75	6/1/21	2,450,000	[b]	2,615,375
Eileme 2,
Sr. Scd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,285,120
Frontier Communications,
Sr. Unscd. Notes	6.88	1/15/25	445,000	[b]	441,662
Frontier Communications,
Sr. Unscd. Notes	7.13	1/15/23	295,000	[b]	303,112
Frontier Communications,
Sr. Unscd. Notes	8.75	4/15/22	2,180,000	[b]	2,430,700
Hughes Satellite Systems,
Gtd. Notes	7.63	6/15/21	2,010,000	[b]	2,218,537
Intelsat Luxembourg,
Gtd. Bonds	7.75	6/1/21	4,745,000	[b]	4,395,056
Intelsat Luxembourg,
Gtd. Bonds	8.13	6/1/23	975,000	[b]	901,875

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Level 3 Financing,
Gtd. Notes		6.13	1/15/21	1,000,000	[b]	1,053,750
Level 3 Financing,
Gtd. Notes		8.63	7/15/20	2,430,000	[b]	2,645,663
Sable International Finance,
Sr. Scd. Notes		8.75	2/1/20	1,845,000	[b,c]	1,992,600
Sprint Capital,
Gtd. Notes		8.75	3/15/32	800,000	[b]	830,000
Sprint Communications,
Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[b]	6,456,563
T-Mobile USA,
Gtd. Bonds		6.63	4/28/21	1,000,000	[b]	1,051,250
T-Mobile USA,
Gtd. Bonds		6.84	4/28/23	1,940,000	[b]	2,049,125
Wind Acquisition Finance,
Scd. Notes		7.38	4/23/21	2,750,000	[b,c]	2,860,000
Windstream,
Gtd. Notes		7.75	10/15/20	975,000	[b]	1,003,031
Windstream,
Gtd. Notes		7.75	10/1/21	950,000	[b]	952,375
						56,544,406
Utilities—4.0%
Calpine,
Sr. Scd. Notes		6.00	1/15/22	965,000	[b,c]	1,037,375
Calpine,
Sr. Scd. Notes		7.88	1/15/23	2,095,000	[b,c]	2,325,869
Dynegy Finance I/II,
Sr. Scd. Notes		6.75	11/1/19	205,000	[b,c]	212,431
Dynegy Finance I/II,
Sr. Scd. Notes		7.38	11/1/22	575,000	[b,c]	606,625
Dynegy Finance I/II,
Sr. Scd. Notes		7.63	11/1/24	1,895,000	[b,c]	1,992,119
NRG Energy,
Gtd. Notes		6.25	7/15/22	1,010,000	[b]	1,042,825
NRG Energy,
Gtd. Notes		7.88	5/15/21	1,540,000	[b]	1,663,200
Techem Energy
Metering Service &
Co., Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	1,712,705

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]	Value ($)
Utilities (continued)
Viridian Group Fundco II,
Sr. Scd. Notes	EUR	7.50	3/1/20	615,000	680,949
					11,274,098
Total Bonds and Notes
(cost $374,911,972)					380,460,086

Preferred Stocks—1.0%				Shares	Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, 8.13%
(cost $2,492,932)				98,738 [d]	2,591,873

Other Investment—5.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $15,168,129)				15,168,129 [e]	15,168,129
Total Investments (cost $392,573,033)				142.6%	398,220,088
Liabilities, Less Cash and Receivables				(42.6%)	(118,912,127)
Net Assets				100.0%	279,307,961

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR — Euro
GBP — British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2015, these securities were valued at $153,973,412 or 55.1% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	136.2	Preferred Stocks	1.0
Money Market Investment	5.4		142.6
† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	377,404,904	383,051,959
Affiliated issuers	15,168,129	15,168,129
Cash denominated in foreign currencies	956,988	897,141
Dividends and interest receivable		8,434,684
Receivable for investment securities sold		96,230
Prepaid expenses		278,171
		407,926,314
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		263,808
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		5,757,222
Dividends payable		2,106,625
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		259,067
Interest and loan fees payable—Note 2		96,488
Accrued expenses		135,143
		128,618,353
Net Assets ($)		279,307,961
Composition of Net Assets ($):
Paid-in capital		341,363,449
Accumulated undistributed investment income—net		752,867
Accumulated net realized gain (loss) on investments		(68,102,673)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		5,294,318
Net Assets ($)		279,307,961
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,642,245
Net Asset Value, per share ($)		3.84

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2015

Investment Income ($):
Income:
Interest	27,878,168
Cash dividends:
Unaffiliated issuers	200,562
Affiliated issuers	4,256
Total Income	28,082,986
Expenses:
Management fee—Note 3(a)	3,264,067
Interest expense—Note 2	1,490,712
Professional fees	159,323
Registration fees	65,290
Shareholders’ reports	44,564
Trustees’ fees and expenses—Note 3(c)	42,566
Custodian fees—Note 3(b)	36,736
Shareholder servicing costs	19,396
Miscellaneous	80,031
Total Expenses	5,202,685
Less—reduction in expenses due to undertaking—Note 3(a)	(209,259)
Net Expenses	4,993,426
Investment Income—Net	23,089,560
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,945,568
Net realized gain (loss) on forward foreign currency exchange contracts	4,526,406
Net Realized Gain (Loss)	7,471,974
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(22,845,579)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(473,294)
Net Unrealized Appreciation (Depreciation)	(23,318,873)
Net Realized and Unrealized Gain (Loss) on Investments	(15,846,899)
Net Increase in Net Assets Resulting from Operations	7,242,661

See notes to financial statements.

The Fund 21

STATEMENT OF CASH FLOWS
Year Ended March 31, 2015

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(192,161,555)
Net purchases of short-term securities	(13,056,609)
Proceeds from sales of portfolio securities	201,054,230
Interest received	31,291,245
Dividends received	203,888
Interest and loan fees paid	(1,489,026)
Operating expenses paid	(496,308)
Paid to The Dreyfus Corporation	(3,066,512)
Realized gain from foreign exchange contracts transactions	4,526,406
Net Cash Provided by Operating Activities		26,805,759
Cash Flows from Financing Activities ($):
Dividends paid	(26,061,719)
Increase in loan oustanding	—
Net Cash Used in Financing Activities		(26,061,719)
Net increase in cash		744,040
Cash at beginning of period		153,101
Cash and cash denominated in foreign currencies at end of period		897,141
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		7,242,661
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(192,161,555)
Proceeds from sales of portfolio securities		201,054,230
Net purchases of short-term securities		(13,056,609)
Decrease in dividends and interest receivable		446,897
Increase in interest and loan fees payable		1,686
Decrease in accrued operating expenses		(41,340)
Decrease in Due to The Dreyfus Corporation and affiliates		(19,663)
Decrease in prepaid expenses		897
Net realized gain on investments and foreign currency transactions		(7,471,974)
Net unrealized depreciation on investments and
foreign currency transactions		23,318,873
Net amortization of premiums on investments		2,965,250
Realized gain from foreign exchange contracts transactions		4,526,406
Net Cash Provided by Operating Activities		26,805,759
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		296,797

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2015	2014
Operations ($):
Investment income—net	23,089,560	25,800,716
Net realized gain (loss) on investments	7,471,974	3,677,621
Net unrealized appreciation
(depreciation) on investments	(23,318,873)	(506,914)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,242,661	28,971,423
Dividends to Shareholders from ($):
Investment income—net	(26,142,930)	(28,715,087)
Beneficial Interest Transactions ($):
Dividends reinvested	296,797	445,417
Total Increase (Decrease) in Net Assets	(18,603,472)	701,753
Net Assets ($):
Beginning of Period	297,911,433	297,209,680
End of Period	279,307,961	297,911,433
Undistributed investment income—net	752,867	706,713
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	73,185	109,461

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2015	2014	2013		2012		2011
Per Share Data ($):
Net asset value, beginning of period	4.11	4.10	3.90		4.25		4.08
Investment Operations:
Investment income—net[a]	.32	.36	.38		.41		.47
Net realized and unrealized
gain (loss) on investments	(.23)	.05	.26		(.26)		.22
Total from Investment Operations	.09	.41	.64		.15		.69
Distributions:
Dividends from investment income—net	(.36)	(.40)	(.44)		(.50)		(.52)
Net asset value, end of period	3.84	4.11	4.10		3.90		4.25
Market value, end of period	3.65	4.19	4.40		4.65		4.67
Total Return (%)[b]	(4.51)	4.95	5.12		11.65		21.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.92	2.03	[c]	2.11	[c]	2.24	[c]
Ratio of net expenses
to average net assets	1.74	1.71	1.82	[d]	1.90	[d]	2.00	[d]
Ratio of interest expense
to average net assets	.52	.51	.57		.61		.67
Ratio of net investment income
to average net assets	8.04	8.80	9.56		10.60		11.60
Portfolio Turnover Rate	48.20	48.39	42.42		57.91		65.63
Net Assets, end of period ($ x 1,000)	279,308	297,911	297,210		281,897		306,175
Average borrowings outstanding
($ x 1,000)	120,000	120,000	120,000		120,000		118,677
Weighted average number of
fund shares outstanding ($ x 1,000)	72,621	72,518	72,410		72,194		71,772
Average amount of debt per share ($)	1.65	1.65	1.66		1.66		1.65

a Based on average shares outstanding.
b Calculated based on market value.
c The presentation of total expense ratios has been changed to include interest expense.Total expenses excluding interest expense for the periods ended March 31, 2013, 2012 and 2011 were previously presented as 1.46%, 1.50% and
1.57%, respectively.
d The presentation of net expense ratios has been changed to include interest expense. Net expenses excluding interest expense for the periods ended March 31, 2013, 2012 and 2011 were previously presented as 1.25%, 1.29% and
1.33%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of March 31, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	380,460,086	—	380,460,086
Mutual Funds	15,168,129	—	—	15,168,129
Preferred Stocks†	—	2,591,873	—	2,591,873
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(259,067)	—	(259,067)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At March 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2015 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2014	($)	Purchases ($)	Sales ($)	3/31/2015	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,111,520		135,083,993	122,027,384	15,168,129		5.4

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, unless such shareholders elects to receive cash as provided below, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, Computershare Inc., the fund’s transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On March 26, 2015, the Board declared a cash dividend of $0.029 per share from undistributed investment income-net, payable on April 27, 2015 to shareholders of record as of the close of business on April 10, 2015.The ex-dividend date was April 8, 2015.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,859,491, accumulated capital losses $64,105,022 and unrealized appreciation $1,322,525. In addition, the fund had $25,857 of capital losses realized after October 31, 2014, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2015. If not applied, $5,933,593 of the carryover expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. It is uncertain that the fund will be able to utilize most of its pre-enactment capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2015 and March 31, 2014 were as follows: ordinary income $26,142,930 and $28,715,087, respectively.

During the period ended March 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amor-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

tization of premiums, consent fees and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $3,099,524 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 24, 2015, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $342,114,144 as of March 31, 2015.The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2015, total expenses pursuant to the Agreement amounted to $1,490,712.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2015 was $120,000,000, with a related weighted average annualized interest rate of 1.24% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Prior to August 1, 2014, pursuant to a management and administration agreement with Dreyfus, the management and administration fee was computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and was payable monthly. Effective August 1, 2014, the Board approved the reduction in management and administration fee to an annual rate of .75% of the value of the fund’s Managed Assets. Dreyfus had been waiving receipt of a portion of the fund’s manage-

ment and administration fee in the amount of .15% of the Managed Assets but, in light of the reduction of the management and administration fee, that waiver was terminated, effective August 1, 2014. The reduction in expenses, pursuant to the undertaking, amounted to $209,259 during the period ended March 31, 2015.

(b) The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2015, the fund was charged $36,736 pursuant to the custody agreement.

During the period ended March 31, 2015, the fund was charged $6,002 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $254,102, custodian fees $7,986 and Chief Compliance Officer fees $1,720.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2015, amounted to $191,587,065 and $200,618,777, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”)

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterpar-ties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The following summarizes open forward contracts at March 31, 2015:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound,
Expiring
4/2/2015 [a]	1,568,144	2,328,333	2,326,174	(2,159)
Sales:		Proceeds ($)
British Pound,
Expiring:
4/30/2015 [a]	3,470,000	5,129,757	5,146,306	(16,549)
4/30/2015 [b]	3,345,000	4,895,965	4,960,920	(64,955)
Euro,
Expiring:
4/30/2015 [b]	3,845,000	4,075,679	4,136,054	(60,375)
4/30/2015 [c]	3,505,000	3,714,732	3,770,317	(55,585)
4/30/2015 [d]	3,770,000	3,995,932	4,055,376	(59,444)
				(259,067)

Counterparties:

a	Barclays Bank
b	Goldman Sachs International
c	Commonwealth Bank of Australia
d	Morgan Stanley Capital Services

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2015, derivative liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Liabilities ($)
Forward contracts	(259,067)
Total gross amount of derivative
liabilities in the
Statement of Liabilities	(259,067)
Derivatives not subject to
Master Agreements	—
Total gross amount of liabilities
subject to Master Agreements	(259,067)

The following table present derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral pledged, if any, as of March 31, 2015:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(18,708)	—	—	(18,708)
Commonwealth
Bank of Australia	(55,585)	—	—	(55,585)
Goldman Sachs
International	(125,330)	—	—	(125,330)
Morgan Stanley
Capital Services	(59,444)	-	—	(59,444)
Total	(259,067)	—	—	(259,067)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2015:

Average Market Value ($)
Forward contracts	22,904,164

At March 31, 2015, the cost of investment, for federal income tax purposes was $396,801,735; accordingly, accumulated net unrealized appreciation on investments was $1,418,353, consisting of $13,072,303 gross unrealized appreciation and $11,653,950 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments, as of March 31, 2015, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 28, 2015

The Fund 37

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains dis-

tribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

The Fund 39

ADDITIONAL INFORMATION (Unaudited) (continued)

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of

The Fund 41

ADDITIONAL INFORMATION (Unaudited) (continued)

the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Supplemental Information

During the period ended March 31, 2015, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

Shareholders should take note of the following information about certain risks of investing in the fund.

Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States. During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

Interest rate risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.When interest rates fall, the values of

The Fund 43

ADDITIONAL INFORMATION (Unaudited) (continued)

already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 86.10% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

Holders of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 7, 2014 as follows:

		Shares
	For		Authority Withheld
To elect one Class II Trustee:†
Benaree Pratt Wiley	57,654,784		4,912,212
To elect two Class III Trustees:††
Joseph S. DiMartino	57,662,303		4,184,693
Kenneth A. Himmel	56,303,787		5,543,209

†	The term of this Class II Trustee expires in 2016.
††	The terms of these Class III Trustees expire in 2017.

The Fund 45

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 25-26, 2015, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s per-

formance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was above the medians of the Performance Group and Performance Universe in most periods (and in periods when performance was below the median(s) was relatively close to the median(s)) and, on a market price basis, was variously above and below the Performance Group and Performance Universe medians. The Board noted that the fund’s yield performance, on both a net asset value and a market price basis, was variously above and below the Performance Group and Performance Universe medians for the ten one-year periods ended December 31st but noted that the fund’s yield performance, on both a net asset value and a market price basis, was above the Performance Group and Performance Universe medians for the last five one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board was reminded that the Agreement had been amended to lower

The Fund 47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the management fee payable by the fund from an annual rate of .90% to .75% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), effective August 1, 2014. The Board also noted that Dreyfus had previously agreed to waive receipt of a portion of the fund’s management fee in the amount of 0.15% of the value of the fund’s Managed Assets but the waiver was removed, effective August 1, 2014, when the management fee was reduced.The Board noted that the fund’s contractual management fee was at the Expense Group median (based on common assets), the fund’s actual management fee was approximately equal to the Expense Group and Expense Universe medians (based on common assets) and at the Expense Group median and below the Expense Universe median (based on Managed Assets). They also noted that the fund’s total expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group medians and slightly above the Expense Universe medians (based on both net assets and Managed Assets).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggre-

gate profitability percentage to Dreyfus for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver arrangement and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

The Fund 49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall perfor- mance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995) Current term expires in 2017
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 147
———————
Francine J. Bovich (63)
Board Member (2011) Current term expires in 2015
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (2014-present)
No. of Portfolios for which Board Member Serves: 46
———————
Kenneth A. Himmel (68)
Board Member (1998) Current term expires in 2017
Principal Occupation During Past 5Years:
• Managing Partner, Gulf Related, an international real estate developing company (2010-present)
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• CEO,American Food Management, a restaurant company (1983-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
No. of Portfolios for which Board Member Serves: 32
———————
Stephen J. Lockwood (67)
Board Member (1998) Current term expires in 2015
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 32

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS

Roslyn M.Watson (65)
Board Member (1998) Current term expires in 2016
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 70
———————
Benaree Pratt Wiley (68)
Board Member (1998) Current term expires in 2016
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 70
———————
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, New
York 10166.
J.Tomlinson Fort, Emeritus Board Member
James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 147 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 172 portfolios).

He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 55

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

†	Effective September 27, 2014, Mr. Fitzgibbons became an Emeritus Board Member.
††	Effective April 12, 2008, Mr. Fort became an Emeritus Board Member.

The Fund 57

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies related to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $97,260 in 2014 and $99,700 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $2,755 in 2014 and $2,840 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were

$0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,430 in 2014 and $2,480 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0  in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $13,493,316  in 2014 and $17,950,123 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

From the beginning of the reporting period until September 26, 2014, James M. Fitzgibbons also served as a member of the Fund’s Audit Committee. Effective September 27, 2014, Mr. Fitzgibbons became a Board member Emeritus and no longer serves as an active member of the Audit Committee.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  The following information is as of May 29, 2015, the date of the filing of this report:

Chris Barris and Kevin Cronk, CFA are the fund’s primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Mr. Barris has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, in 2005, where he is director of global high yield and a senior portfolio manager. Mr. Cronk has been a portfolio manager of the fund and employed by Dreyfus since July 2012. Mr. Cronk is head of U.S. credit research and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish in 2011, where he is a senior credit analyst and portfolio manager. Prior to joining Standish, he worked as a high yield analyst and portfolio manager at Columbia Management, which he joined in 1999. Messrs. Barris and Cronk manage the fund as employees of Dreyfus.

 (a) (2) The following information is as of March 31, 2015:

                  Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant’s primary portfolio managers. Josephine Shin and Stephen Sylvester are also portfolio managers of the Registrant. Messrs. Barris, Cronk and Sylvester and Ms. Shin are dual employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Alcentra Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Alcentra’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, which is invested in Alcentra funds or interests in investment vehicles (consisting of investments in a range of Alcentra products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Alcentra. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2015:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	3	$2.64 billion	10	$1.29 billion	6	$403.4 million
Kevin Cronk	2	$1.69 billion	0	0	0	0

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2015:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	8,000 Shares
Kevin Cronk	Dreyfus High Yield Strategies Fund	0 Shares

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    May 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    May 19, 2015

By:       /s/ James Windels_

            James Windels,

            Treasurer

Date:    May 19, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)